                                  SCHEDULE 14A

(RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Filed by the registrant |X|
       Filed by a party other than the registrant |_|
       Check the appropriate box:

       |_| Preliminary proxy statement                   |_| Confidential, for Use of the Commission Only
                                                             (as permitted by Rule 14a-6(e)(2))

       |X| Definitive proxy statement

       |_| Definitive additional materials

       |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

       |X|    No fee required.

       |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)    Title of each class of securities to which transaction applies:

       (2)    Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       (4)    Proposed maximum aggregate value of transaction:

       (5)    Total fee paid:

       |_|    Fee paid previously with preliminary materials.

       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)    Amount previously paid:

       (2)    Form, schedule or registration statement no.:

       (3)    Filing party:

       (4)    Date filed:

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                               Six Harrison Street
                            New York, New York 10013


                                                                  April 27, 1999


To Our Stockholders:

         You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company"), which will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, on Wednesday, May 26, 1999, at 10:00 A.M., Eastern Daylight Time.

         The Notice of Annual Meeting and Proxy Statement covering the formal business to be conducted at the Annual Meeting follow this letter and are accompanied by the Company's Annual Report for the fiscal year ended December 31, 1998.

         We hope you will attend the Annual Meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.


                                              Sincerely yours,


                                              /s/ Thomas J. Axon
                                             ---------------------------------
                                             THOMAS J. AXON
                                             President

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                               SIX HARRISON STREET
                            NEW YORK, NEW YORK 10013
                                 (212) 925-8745


                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 26, 1999


         Notice is hereby given that the Annual Meeting of Stockholders of Franklin Credit Management Corporation (the "Company") will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., Eastern Daylight Time, on Wednesday, May 26, 1999 for the following purposes:

                  1. to elect three Directors to Class 2 of the Company's Board of Directors;

                  2. to ratify the appointment of Deloitte & Touche as the Company's independent public auditors for the fiscal year ending December 31, 1999; and

                  3. to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

         The Board of Directors unanimously recommends that you vote FOR the election of all three nominees as Directors and FOR the approval of the appointment of the independent public auditors.

         Stockholders of record at the close of business on April 26, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE REPLY ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. STOCKHOLDERS ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THEY HAVE RETURNED A PROXY. BY PROMPTLY RETURNING YOUR PROXY, YOU WILL GREATLY ASSIST US IN PREPARING FOR THE ANNUAL MEETING.


                                          By Order of the Board of Directors,




                                          /s/ Thomas J. Axon
                                          -----------------------------------
                                          THOMAS J. AXON
                                          President



New York, New York
April 27, 1999

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                               SIX HARRISON STREET
                            NEW YORK, NEW YORK 10013
                                 (212) 925-8745


                               PROXY STATEMENT FOR
                       1999 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 26, 1999


GENERAL INFORMATION

            This Proxy Statement and the enclosed form of proxy are being furnished, commencing on or about April 27, 1999, in connection with the solicitation of proxies in the enclosed form by the Board of Directors of Franklin Credit Management Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders ("Stockholders") of the Company (the "Annual Meeting"). The Annual Meeting will be held at the corporate offices of the Company, located at Six Harrison Street, Sixth Floor, New York, New York, at 10:00 A.M., Eastern Daylight Time, on Wednesday, May 26, 1999, and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of 1999 Annual Meeting of Stockholders.

         The annual report of the Company, containing financial statements of the Company as of December 31, 1998, and for the year then ended (the "Annual Report"), has been delivered or is included with this proxy statement.

         A list of the Stockholders entitled to vote at the Annual Meeting will be available for examination by Stockholders during ordinary business hours for a period of ten days prior to the Annual Meeting at the corporate offices of the Company. A Stockholder list will also be available for examination at the Annual Meeting.

         If you are unable to attend the Annual Meeting, you may vote by proxy on any matter to come before that meeting. The enclosed proxy is being solicited by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Annual Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted (i) FOR the election as Directors of the nominees named below under the caption "Election of Directors" to Class 2 of the Board of Directors, (ii) FOR the ratification of the appointment of Deloitte & Touche ("D&T") as independent public auditors for the Company's fiscal year ending December 31, 1999, and (iii) in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the Annual Meeting. Attendance in person at the Annual Meeting will not of itself revoke a proxy; however, any Stockholder who does attend the Annual Meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by timely submitting a properly executed proxy with a later date or by sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

         This Proxy Statement and the accompanying form of proxy are being mailed to Stockholders of the Company on or about April 27, 1999.

         Following the original mailing of proxy solicitation material, executive and other employees of the Company and professional proxy solicitors may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries who are record holders of the Company's Common Stock to forward proxy solicitation material to the beneficial owners of such stock, and the Company may reimburse such record holders for their reasonable expenses incurred in such forwarding. The cost of soliciting proxies in the enclosed form will be borne by the Company.

         The Company's Board of Directors has unanimously voted to recommend that you vote for the nominees for election to the Board of Directors listed below and for the appointment of D&T as the independent public auditors of the Company for the fiscal year ended December 31, 1999.

VOTING OF SHARES

         The holders of one-third of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Shares represented by proxies that are marked "abstain" will be counted as shares present for purposes of determining the presence of a quorum on all matters. Brokers holding shares for beneficial owners in "street name" must vote those shares according to specific instructions they receive from the owners of such shares. If instructions are not received, brokers may vote the shares, in their discretion, depending on the type of proposals involved. "Broker non-votes" result when brokers are precluded from exercising their discretion on certain types of proposals. However, brokers have discretionary authority to vote on all the proposals being submitted hereby to the Stockholders. Shares that are voted by brokers on some but not all of the matters will be treated as shares present for purposes of determining the presence of a quorum on all matters, but will not be treated as shares entitled to vote at the Annual Meeting on those matters as to which authority to vote is withheld by the broker.

         The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the election; votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is required for the appointment of the independent public auditors. On these matters the abstentions will have the same effect as a negative vote. Because Broker non-votes will not be treated as shares that are present and entitled to vote with respect to a specific proposal, a Broker non-vote will have no effect on the outcome.

         The Company will appoint an inspector to act at the Annual Meeting who will: (1) ascertain the number of shares outstanding and the voting powers of each; (2) determine the shares represented at the Annual Meeting and the validity of the proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period of time a record of the disposition of any challenges made to any determinations by such inspector; and (5) certify his determination of the number of shares represented at the Annual Meeting and his count of all votes and ballots.

         Only Stockholders of record at the close of business on April 26, 1999 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on April 26, 1999, there were outstanding 5,916,527 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Each share of Common Stock entitles the record holder thereof to one vote on all matters properly brought before the Annual Meeting and any adjournment or postponement thereof, with no cumulative voting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of April 26, 1999, the number of shares of Common Stock (and the percentage of the Company's Common Stock) beneficially owned by (i) each person known (based solely on Schedules 13D or 13G filed with the Securities and Exchange Commission (the "Commission")) to the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each Director and nominee for Director of the Company, (iii) the Named Executives (as defined in "Executive Compensation" below), and (iv) all Directors and Executive Officers of the Company as a group (based upon information furnished by such persons). Under the rules of the Commission, a person is deemed to be a beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose of or to direct the disposition of such security. In general, a person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities.

                                                     NUMBER OF SHARES       PERCENTAGE (%)
NAME AND ADDRESS                                    BENEFICIALLY OWNED      OF COMMON STOCK
----------------                                    ------------------      ---------------
Thomas J. Axon(1)(2).........................             3,112,990               52.6%

Frank B. Evans, Jr.(1)(3)....................               897,960               15.2%

Joseph Caiazzo(1)(4).........................               123,550               2.1%

Joseph Bartfield(1)(5).......................               162,290               2.7%

Robert M. Chiste(1)(5).......................                65,055               1.1%

Allan R. Lyons(1)(5).........................                32,500                 *

William F. Sullivan(1)(6)....................                32,200                 *

Michael Bertash(1)...........................                     0                 *

Steven W. Lefkowitz(1)(7)....................               149,500               2.5%

Vincent A. Merola(8).........................               295,935               5.0%

Peter Spielberger(1)(9)......................                50,000                 *

All Directors and Executive Officers as a
group (10 persons)(10).......................             4,626,045               74.9%

  --------------------------

*        Indicates beneficial ownership of less than one (1%) percent.

(1) Mailing address: C/O Franklin Credit Management Corporation, Six Harrison Street, New York, New York 10013.

(2) Does not include 11,610 beneficially owned by Mr. Axon's mother, Ann Axon, with respect to which shares Mr. Axon disclaims beneficial ownership. Includes 1,030 shares owned of record by him as custodian for a minor child.

(3) Does not include 5,225 shares beneficially owned by Mr. Evans' father Frank Evans and 20,720 shares beneficially owned by Mr. Evans' wife Karen Evans, with respect to which shares Mr. Evans disclaimes beneficial ownership. Includes 20,000 shares held by Mr. Evans as custodian for his four minor children.

(4) Includes 100,000 shares issuable upon exercise of options exercisable within sixty days.

(5) Includes 5,000 shares issuable upon exercise of options exercisable within sixty days.

(6) Includes 2,500 shares issuable upon exercise of options exercisable within sixty days.

(7) Includes 87,000 shares issuable upon exercise of warrants exercisable within sixty days and 2,500 shares issuable upon exercise of options exercisable within sixty days.

(8)      Mr. Merola mailing address is P.O Box 769 Tannersville, PA 18372-0769.

(9) Includes 50,000 shares issuable upon exercise of options exercisable within sixty days.

(10) Includes 170,000 shares issuable upon exercise of options exercisable within sixty days and 87,000 shares issuable upon exercise of warrants exercisable within sixty days.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and Officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting persons are required by Commission regulations to furnish the Company with copies of all Section 16(a) forms that they file.

     Based solely on review of the copies of such reports furnished to the Company, the Company believes that during the fiscal year ended December 31, 1998 ("Fiscal 1998") all Section 16(a) filing requirements applicable to its Officers, Directors and greater than ten percent stockholders were complied with.

                                    PROPOSALS

     The Company's Board of Directors has unanimously voted to recommend the nominees for election to the Board of Directors listed below and for the appointment of D&T as the independent public auditors of the Company for the fiscal year ending December 31, 1999.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

NOMINEES FOR ELECTION

     The Board of Directors is divided into three classes. Each class is elected in a different year for a term of three years, except to the extent that shorter terms may be required to effect an appropriate balance among the classes in the event of an increase in the number of Directors. It is proposed to elect three Directors to Class 2 of the Company's Board of Directors, each for a term of three years. All of the nominees, set forth in the table below, are currently members of the Board of Directors. Unless instructed otherwise, the enclosed proxy will be voted FOR the election of the nominees named below. Voting is not cumulative. While management has no reason to believe that the nominees will not be available as candidates, should such a situation arise, proxies may be voted for the election of such other persons as a Director as the holders of the proxies may, in their discretion, determine.

     The following sets forth certain information with respect to each of the three nominees to Class 2 of the Board of Directors as well as to the remaining Directors and Executive Officers of the Company:

                                                           Year First
Name                                       Age           Elected Director      Office
----                                       ---           ----------------      ------
Nominees to the Board

Allan R. Lyons                             58                  1994            Director

William F. Sullivan                        49                  1996            Director

Michael Bertash                            46                  1998            Director

Other Directors and Executive
Officers

Joseph Bartfield                           44                  1994            Director

                                                           Year First
Name                                       Age           Elected Director      Office
----                                       ---           ----------------      ------
Joseph Caiazzo                             41                  1994            Vice President, Chief Operating
                                                                               Officer, Secretary and Director

Robert M. Chiste                           52                  1994            Director

Thomas J. Axon                             47                  1988            President, Chief Executive Officer
                                                                               and Director

Frank B. Evans, Jr.                        47                  1994            Director

Steven W. Lefkowitz                        43                  1996            Director

Peter Spielberger                          52                   N/A            Executive Vice President, Chief
                                                                               Financial Officer and Treasurer


                   CLASS 2 DIRECTORS WITH TERMS EXPIRING 1999

         Mr. Lyons is a Certified Public Accountant who has been a principal in Piaker & Lyons, P.C., an accounting firm, and its predecessors since 1968. Mr. Lyons is engaged primarily in estate, tax and financial planning services including investment structuring. Mr. Lyons has been a director of Starlog Franchise Corporation since August 1993 and a Director of The Score Board, Inc., since June 1990. Mr. Lyons holds a Bachelor of Science in accounting from Harpur College and a Masters of Business Administration from Ohio State University.

         Mr. Sullivan has been a Partner at Marnik & Sullivan, a general practice law firm, since 1985 and is admitted to both the New York State and Massachusetts Bar Associations. Mr. Sullivan graduated from Suffolk University School of Law and holds a Bachelor of Arts in political science from the University of Massachusetts.

         Mr. Bertash has been a Senior Vice President with J. & W. Seligman &. Co., an investment management firm, since 1997. Mr. Bertash was an Associate Director of the asset management division of Bear, Stearns & Co. Inc., a worldwide investment bank and brokerage firm, from 1991 to 1997. In December 1998, Mr. Bertash was elected by the Board of Directors to fill the remainder of the unexpired term of Mr. Wilkinson, who resigned from the Board to pursue other interests. Mr. Bertash holds a Bachelor of Science in Operations Research from Syracuse University and a Master in Business from New York University.


                   CLASS 3 DIRECTORS WITH TERMS EXPIRING 2000

         Thomas J. Axon has served as President, Chief Executive Officer and Chairman of Board of Directors of the Company since December 30, 1994. Mr. Axon also served as Director of Franklin Credit Management Corporation ("Franklin") from May 1988 until the merger of Franklin and Miramar Resources, Inc. in December 1994 (the "Merger") and President of Franklin from October 8, 1991 until the Merger. Since 1985, Mr. Axon has been the President and principal owner of RMTS Associates, LLC. Mr. Axon holds a Bachelor of Arts in economics from Franklin and Marshall College and attended the New York University Graduate School of Business.

         Frank B. Evans, Jr. had served as Vice President, Treasurer Secretary and Chief Financial Officer of the Company since December 30, 1994 until November 15, 1998. Mr. Evans also served as the Secretary, Treasurer, a Vice President and a Director of Franklin from its inception in 1990 until the Merger. Mr. Evans has served as CEO of Earthsafe Corporation, a McLean, Virginia firm that designs and supplies environmental compliance systems, since its inception in 1990. Mr. Evans is a Certified Public Accountant and holds a Bachelor of Science from the University of Maryland and a Masters in Business from the University of Southern California.

         Steven W. Lefkowitz has served as the founder and President of Wade Capital Corporation, a privately held investment firm organized since 1990. From 1988 to 1990, Mr. Lefkowitz served as a Vice President of Corporate Finance for Drexel Burnham Lambert, Incorporated, where he had been employed since 1985. Mr. Lefkowitz serves on the Board of Directors of Allstate Financial Corp., a publicly traded financial services company, as well as several private companies. Mr. Lefkowitz holds a Bachelor of Arts in history from Dartmouth College and a Masters in Business Administration from Columbia University.


                   CLASS 1 DIRECTORS WITH TERMS EXPIRING 2001

         Joseph Bartfield has practiced law in New York State since 1980. From 1988 until September 1997 Mr. Bartfield was self-employed as an attorney, specializing in commercial litigation and commercial arbitration. Since September 1997, Mr. Bartfield has been a partner in RMTS Associates LLC. ("RMTS"), an insurance consulting and underwriting business with emphasis in professional sports, medical stop loss insurance and large risk management. RMTS is a partnership in which Mr. Axon is also a partner. Mr. Bartfield graduated from New York Law School and holds a master's degree in political science from Long Island University.

         Joseph Caiazzo has served as Vice President and Chief Operating Officer since March of 1996. From August 1989 to March 1996, Mr. Caiazzo served as corporate controller of R.C. Dolner, Inc., a general contractor. Mr. Caiazzo holds a Bachelor of Science from St. Francis College and a Masters of Business Administration in Finance from Long Island University.

         Mr. Chiste has been Chairman and Chief Executive Officer of TriActive Technologies, Inc. since July, 1998. He was President, Industrial Services Group, of Philip Services Corp, from August 1997 to July 1998. He served as Vice Chairman of Allwaste, Inc. ("Allwaste"), a provider of industrial and environmental services, from May 1997 through July 1997, President and Chief Executive Officer of Allwaste from November 1994 through July 1997 and a director of Allwaste from January 1995 through August 1997. Philip Services Corp. acquired Allwaste effective July 31, 1997. Mr. Chiste served as Chief Executive Officer and President of America National Power, Inc., a successor company of Transco Energy Ventures Company, from its inception in 1986 until August 1994. During the same period he served as Senior Vice President of Transco Energy Company. Mr. Chiste also serves as a director of Innovative Valve Technology, Inc. and Pentacon, Inc. Mr. Chiste holds a Bachelor of Science with honors in mathematics from Trenton State College, a J.D. cum laude from Rutgers University School of Law and a Master of Business Administration cum laude from Rutgers University School of Management.


OTHER EXECUTIVE OFFICERS

     Peter Spielberger has served as Executive Vice President of the Company since July 1998, Chief Financial Officer since November 1998 and Treasurer since January 1999. He served as Vice President, Corporate Finance of Security Capital Trading, Inc. from January to July 1998 and Director of Corporate Finance of the Ray Dirks Division of National Securities Corporation from 1996 through 1997. Mr. Spielberger served in various executive positions, including Vice President and Chief Financial Officer, with Ecoban Finance Limited and its predecessors, Contitrade Services Corporation and The Merban Corporation, a merchant banking group, from 1973 through 1995. Mr Spielberger served as a Lieutenant in the United States Army Finance Corps and is a Certified Public Accountant. Mr. Spielberger holds a Bachelor of Business Administration in Accounting from The Bernard M. Baruch School of Business and Public Administration of The City College of New York.

     All Directors hold office until the expiration of the three year term of the class of Directors to which they were elected and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal. The Company's Officers are elected by, and serve at the pleasure of, the Board of Directors, subject to the terms of any employment agreements. Pursuant to the By-laws of the Company, the Board of Directors has set the number of Directors at nine with three classes of three Directors each. Nine Directors are currently serving. No familial relationships exist between any Directors or Executive Officers of the Company.

COMMITTEES OF THE BOARD OF DIRECTORS

     The Company's Board of Directors has an Audit Committee of which Messrs. Bartfield, Lyons and Bertash are the members. The Audit Committee meets with the Company's auditors and principal financial personnel to review the results of the annual audit. The Audit Committee also reviews the scope of the annual audit and other services before they are undertaken by the Company's auditors, and reviews the adequacy and effectiveness of the Company's internal accounting controls. The Company's Board of Directors does not have standing nominating and compensation committees.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     During Fiscal 1998, there were three meetings of the Board of Directors of the Company and one meeting of the Audit Committee. No Director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and of any committee on which he served.

COMPENSATION OF DIRECTORS

     Directors of the Company received no compensation for their service as such. Effective June 5, 1996, each non-employee director of the Company who had served as a Director since 1994 was granted an option to purchase 2,000 shares of Common Stock, and each other non-employee Director was granted an option to purchase 3,000 shares of Common Stock, pursuant to the Company's 1996 Stock Incentive Plan. These options vest 25% each year on the first four anniversaries of the date of grant at $1.56 per share. To date none of these options have been exercised.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation earned by or paid to Thomas J. Axon, the Chief Executive Officer of the Company and Joseph Caiazzo, the Chief Operating Officer of the Company (collectively the "Named Executive Officers"). No other executive officers of the Company earned over $100,000 in salary and bonus during the fiscal year ended December 31, 1998:

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG-TERM
  NAME AND PRINCIPAL POSITION    FISCAL YEAR         ANNUAL COMPENSATION            COMPENSATION AWARDS
                                               --------------------------------   ---------------------
                                                                      OTHER       RESTRICTED   SECURITIES
                                                SALARY      BONUS     ANNUAL         STOCK     UNDERLYING
                                                 ($)         ($)    COMPENSATION   AWARD(S)    OPTIONS/SARs
                                                                         ($)          ($)         (#)
-----------------------------------------------------------------------------------------------------------
Thomas J. Axon-Chief Executive      1998          -           -        7,000(1)         -           -
Officer                             1997          -           -        7,000(1)         -           -
                                    1996          -           -        7,000(1)         -           -

Joseph Caiazzo-Chief Operating      1998      $ 140,000
Officer                             1997      $ 145,577     $6,000        -             -           -
                                    1996      $  91,527       -           -             -       100,000(2)

(1) Represents health insurance benefits received by Mr. Axon.

(2) Represents options to purchase shares of the Company's Common Stock granted on March 25, 1996 at $1.57 per share, 50,000 of which vested upon grant and 50,000 of which vested on March 26, 1998.

    The following table sets forth the aggregate value, realized gain, and number of options granted to the Named Executive Officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES


                               Shares                    Number of Securities       Value of Unexercised
                            Acquired On     Value       Underlying Unexercised     In-The-Money Options at
                              Exercise     Realized       Options at FY-END                FY-End
                                                      --------------------------   ------------------------
Name                             #           ($)      Exercisable  Unexercisable   Exercisable  Unexercisable
----                             -           ---      -----------  --------------  -----------  -------------
Thomas J. Axon                   -            -            -             -              -            -

Joseph Caiazzo(1)                -            -         100,000                         -            -

(1) Based upon a $1.50 share price at December 31, 1998.

EMPLOYMENT AGREEMENTS.

          Joseph Caiazzo, serves as Chief Operating Officer of the Company under a five-year contract for annual compensation of $125,000 (which has been increased by the Company to $135,000), expiring on March 24, 2001. In addition, under his employment contract Mr. Caiazzo will receive a bonus of 3.5% of post tax profits of the Company in any fiscal year in excess of $500,000. Mr. Caiazzo also received a grant of 100,000 options to purchase Common Stock, of which 50,000 vested upon grant and 50,000 vested on March 26, 1998.

         Peter Spielberger, serves as Chief Financial Officer of the Company, under a one-year contract for annual compensation of $150,000 expiring on July 12, 1999. Under his employment contract Mr. Spielberger will receive a bonus of $30,000 in April 1999. Mr. Spielberger also received a grant of 100,000 options to purchase Common Stock, exercisable at a purchase price of $ 1.57 per share of which 50,000 vested upon grant and 50,000 vest on July 12, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

           On December 31,1998, Mr. Axon, the Company's President, Chief Executive Officer and Chairman purchased from the Company a defaulted note receivable secured by a Florida condominium and the related foreclosure rights. The Company had conducted foreclosure proceedings, however its title to the condominium remained subject to considerable defects of title. Mr. Axon's purchase was without representation by the Company as to title and therefor subject to the defects. The consideration included forgiveness of $ 184,335 of indebtedness of the Company to Axon Associates, Inc. and issuance by Mr. Axon of a note to the Company in the amount of $234,165. The note bears interest at a rate of 8% per annum, is secured by the condominium property, and is due January 1, 2001 but can be extended by Mr. Axon to June 1, 2001. The Company believes that the terms of the sale were at least as advantageous to the Company as those available from an arms-length purchaser.

         As of December 31, 1998, the Company also had indebtedness of $164,897 outstanding to RMTS in respect of a November 1996 advance under a line of credit provided to the Company by RMTS to fund deposits required in connection with bids at portfolio auctions. The indebtedness bears interest at a rate of 10.5% per annum.

     In September 1998, Mr. Axon purchased from the Company 133,480 shares of Common Stock and Joseph Bartfield and Steven Lefkowitz, each a director of the Company, each purchased from the Company 60,000 shares of Common Stock. The purchases were pursuant to a private placement by the Company of 400,000 shares of Common Stock, at a price of $1.25 per share, under Section 4 (2) of the Securities Act of

1933, as amended. The consideration for the purchases by Messrs. Axon and Bartfield included forgiveness of $241,850 of indebtedness of the Company to RMTS, LLC, which was due on demand, and the consideration for Mr. Lefkowitz's purchase was paid in cash. Messrs. Axon and Bartfield are owners of RMTS, LLC.

         On April 2, 1997, the Company entered into a letter agreement with Wade Capital Corporation ("WCC"), of which Steven W. Lefkowitz, a member of the Company's Board of Directors, serves as President, pursuant to which WCC was retained through April 30, 1998 to provide financial advisory services to the Company. Pursuant to such agreement, WCC was granted 87,000 warrants to purchase Common Stock at $1.56 per share and receives $2,500 per month for the duration of the agreement. The Company and Mr. Lefkowitz have extended this agreement to April 30, 1999.

             VOTE REQUIRED FOR APPROVAL OF THE ELECTION OF DIRECTORS

        The election of each nominee for Director requires a plurality of votes cast. Accordingly, abstentions and Broker non-votes will not affect the outcome of the Election. Proxies solicited by the Board of Directors will be voted for each of the nominees listed above, unless Stockholders specify otherwise.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

             PROPOSAL 2 - APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

         The firm of Deloitte & Touche, independent certified public auditors, has audited the Company's financial statements since 1997. The Board of Directors has appointed D&T as the Company's independent public auditors for the fiscal year ending December 31, 1999 and the Stockholders will be asked to ratify such appointment. It is expected that a representative of D&T will be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         The Company terminated the service of McGladrey & Pullen, L.L.P. ("M&P") as its independent auditors on July 1, 1997. M&P had served as the Company's independent auditors since 1994.

         None of the reports of M&P on the financial statements of the Company for the fiscal year ended December 31, 1996 contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 1996 and the subsequent interim period preceding the termination of M&P, there were no disagreement(s) with M&P on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of M&P would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. None of the reportable events listed in Item 304 (a)(1)(v) of Regulation S-K occurred with respect to the Company during the Registrant's two most recent fiscal years and the subsequent interim period preceding the termination of M&P.

         On July 1, 1997, the Company with the approval of its Board of Directors engaged D&T as its independent auditors.

         During the fiscal year ended December 31, 1996 and the subsequent interim period preceding the engagement of D&T, neither the Company nor anyone on its behalf consulted D&T regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, and no written or oral advice concerning same was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

                      VOTE REQUIRED FOR RATIFICATION OF D&T

         Ratification of the appointment of D&T requires the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting and entitled to vote thereon.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF D&T.

                                 OTHER BUSINESS

         As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter that is to be presented to Stockholders for formal action at the Annual Meeting. If, however, any other matter or matters are properly brought before the Annual Meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                              STOCKHOLDER PROPOSALS

         Any Stockholder proposal intended to be presented at the next annual meeting of Stockholders must be received by the Company at its principal executive offices, Six Harrison Street, New York, New York 10013, no later than December 2, 1999, in order to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with that meeting. Any proposal submitted but not to be so included shall be considered to be untimely if not received by the Company at the principal executive office by March 13, 2000.

                                OTHER INFORMATION

         Although it has entered into no formal agreements to do so, the Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the Board of Directors will be borne by the Company. Such proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission or special letter by Directors, Officers and regular employees of the Company without additional compensation.

         IT IS IMPORTANT THAT YOUR STOCK BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. THE BOARD URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID REPLY ENVELOPE. YOUR COOPERATION AS A STOCKHOLDER, REGARDLESS OF THE NUMBER OF SHARES OF STOCK YOU OWN, WILL REDUCE THE EXPENSES INCIDENT TO A FOLLOW-UP SOLICITATION OF PROXIES.

         IF YOU HAVE ANY QUESTIONS ABOUT VOTING YOUR SHARES, PLEASE TELEPHONE THE COMPANY AT (212) 925-8745.


                                          Sincerely yours,


                                          /s/ Thomas J. Axon
                                          -------------------------------
                                          THOMAS J. AXON
                                          President



New York, New York
April 27, 1999

                     FRANKLIN CREDIT MANAGEMENT CORPORATION
                         ANNUAL MEETING OF STOCKHOLDERS

                               ------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Thomas J. Axon and Joseph Caiazzo, or if only one is present, then that individual, with full power of substitution, to vote all shares of Franklin Credit Management Corporation (the "Company"), which the undersigned is entitled to vote at the Company's Annual Meeting to be held at the corporate offices of the Company, on Wednesday, the 26th day of May, 1999, at 10:00 a.m., New York time, and at any adjournment or postponement thereof, hereby ratifying all that said proxies or their substitutes may do by virtue hereof, and the undersigned authorizes and instructs said proxies to vote as follows:

1 ELECTION OF DIRECTORS: To elect the nominees for Class 2 Director below for a term of three years;

   FOR ALL NOMINEES LISTED BELOW                   WITHHOLD AUTHORITY
   (except as marked to the contrary below) [ ] to vote for all nominees listed below [ ]

   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

                              Michael Bertash
                              Allan R. Lyons
                              William F. Sullivan

2 APPROVAL OF AUDITORS: To ratify and approve the appointment of Deloitte & Touche as independent public auditors of the Company for the fiscal year ending December 31, 1999;

                FOR  [ ]         AGAINST  [ ]         ABSTAIN  [ ]

   and in their discretion, upon any other matters that may properly come before the meeting or any adjournments or postponements thereof.

           (Continued and to be dated and signed on the other side.)

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDESIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.

    PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ENVELOPE.

    Receipt of the Notice of Annual Meeting and of the Proxy Statement and Annual Report of the Company accompanying the same is hereby acknowledged.

                                            Dated:

                                           ------------------------------------,
                                            1999

                                            ------------------------------------
                                                 (Signature of Stockholder)

                                            ------------------------------------
                                                 (Signature of Stockholder)

                                            Your signature should appear the
                                            same as your name appears herein. If
                                            signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please indicate the capacity in
                                            which signing. When signing as joint
                                            tenants, all parties to the joint
                                            tenancy must sign. When the proxy is
                                            given by a corporation, it should be
                                            signed by an authorized Officer.